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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 April 29, 2003

                               Agere Systems Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-16397                                             22-3746606
(Commission File Number)                       (IRS Employer Identification No.)

      1110 American Parkway NE                                       18109
       Allentown, Pennsylvania                                     (Zip Code)
(Address of principal executive offices)

                                 (610) 712-6011
                         (Registrant's Telephone Number)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

Exhibit No.                Description
99.1                       Earnings release dated April 29, 2003

Item 9. Regulation FD Disclosure.


      The information contained in this Item 9 of this report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

      On April 29, 2003, Agere Systems issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of that press release is attached to this report as Exhibit 99.1.

      The press release contains information about our net income, excluding gains from the sale of, and income or loss, from discontinued operations; net restructuring and other charges; amortization of goodwill and other acquired intangibles; net gain or loss from the sale of operating assets and cumulative effect of an accounting change. We believe that this information will allow investors to more easily compare our financial performance on an operating basis in different fiscal periods and against our prior guidance.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AGERE SYSTEMS INC.

Date:  April 29, 2003               By:   /s/ John W. Gamble, Jr.
                                    Name:  John W. Gamble, Jr.
                                    Title: Executive Vice President and
                                           Chief Financial Officer